UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported): June 24, 2014

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GREENHUNTER RESOURCES, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-33893 (Commission File Number)	20-4864036 (IRS Employer Identification No.)

1048 Texan Trail GRAPEVINE, TEXAS (Address of principal executive offices)	76051 (Zip Code)

Registrant’s telephone number, including area code: (972) 410-1044

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Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement.

On June 24, 2014, the Company’s wholly-owned subsidiary, GreenHunter Pipeline, LLC entered into three definitive agreements with Tuesday Pipeline, LLC, an affiliate of Major Pipeline, LLC, concerning the transportation of brine, condensate and water through three pipelines to be constructed by Tuesday Pipeline in and around the Claysville, PA area to an area located around Benwood, WV, pursuant to a Brine Transportation Agreement, a Condensate Transportation Agreement and a Water Transportation Agreement.

The Brine Transportation Agreement obligates GreenHunter Pipeline to transport a minimum of 900,000 barrels of brine through the pipeline every two months over the life of the Agreement. GreenHunter Pipeline shall pay a throughput fee between $2.50 per barrel and $2.30 per barrel over the life of the Agreement. The Agreement is for an initial term of ten (10) years with GreenHunter Pipeline having two (2) five year renewal options.

The Condensate Transportation Agreement obligates GreenHunter Pipeline to transport a minimum of 600,000 barrels of condensate through the pipeline every two months over the life of the Agreement. GreenHunter Pipeline shall pay a throughput fee between $3.00 per barrel and $2.85 per barrel over the life of the Agreement. The Agreement is for an initial term of ten (10) years with GreenHunter Pipeline having two (2) five year renewal options.

The Water Transportation Agreement obligates GreenHunter Pipeline to transport a minimum of 600,000 barrels of brine through the pipeline every two months over the life of the Agreement. GreenHunter Pipeline shall pay a throughput fee between $3.50 per barrel and $3.30 per barrel over the life of the Agreement. The Agreement is for an initial term of ten (10) years with GreenHunter Pipeline having two (2) five year renewal options.

The Brine Transportation Agreement, the Condensate Transportation Agreement and the Water Transportation Agreement are incorporated herein by reference and is attached hereto as Exhibit 10.1, Exhibit 10.2 and Exhibit 10.3, respectively. The Company's press release, dated June 30, 2014, attached hereto as Exhibit 99.1 is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits

(a)	Financial Statements of Business Acquired.

Not applicable.

(b)	Pro Forma Financial Information.

Not applicable.

(c)	Shell Company Transactions.

Not applicable.

(d)	Exhibits.

Exhibit Number	Exhibit Title
10.1	Brine Transportation Agreement between GreenHunter Pipeline, LLC, and Tuesday Pipeline, LLC dated June 24, 2014.

10.2	Condensate Transportation Agreement between GreenHunter Pipeline, LLC, and Tuesday Pipeline, LLC dated June 24, 2014.

10.3	Water Transportation Agreement between GreenHunter Pipeline, LLC, and Tuesday Pipeline, LLC dated June 24, 2014.

99.1	GreenHunter Resources Press Release dated June 30, 2014

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREENHUNTER RESOURCES, INC.

Date: June 30, 2014	By:	/s/ Morgan F. Johnston
Sr. Vice President, General Counsel and Secretary

Exhibit Number	Exhibit Title

10.1	Brine Transportation Agreement between GreenHunter Pipeline, LLC, and Tuesday Pipeline, LLC dated June 24, 2014.

10.2	Condensate Transportation Agreement between GreenHunter Pipeline, LLC, and Tuesday Pipeline, LLC dated June 24, 2014.

10.3	Water Transportation Agreement between GreenHunter Pipeline, LLC, and Tuesday Pipeline, LLC dated June 24, 2014.

99.1	GreenHunter Resources Press Release dated June 30, 2014